UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2007

MULTI-FINELINE ELECTRONIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50812	95-3947402
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3140 East Coronado Street

Anaheim, CA 92806

(Address of Principal Executive Offices) (Zip Code)

(714) 238-1488

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A is filed to include the Corporate Supply Agreement (the “Agreement”), dated as of October 1, 2006, between Multi-Fineline Electronix, Inc. and Motorola, Inc.

Except as set forth herein, no other changes are being made to the report on Form 8-K filed on January 12, 2007.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

10.33	Corporate Supply Agreement between Multi-Fineline Electronix, Inc. and Motorola, Inc. dated as of October 1, 2006*

*	Certain confidential portions of this exhibit were omitted and provided separately to the Securities and Exchange Commission pursuant to a request for confidential treatment. In the event that the Commission should deny such request in whole or in part, such exhibits or the relevant portions thereof shall be filed by further amendment to the Current Report on Form 8-K filed on January 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 15, 2007	Multi-Fineline Electronix, Inc.,
a Delaware corporation

	By:	/s/ Philip A. Harding
Philip A. Harding
Chairman & Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.33	Corporate Supply Agreement between Multi-Fineline Electronix, Inc. and Motorola, Inc. dated as of October 1, 2006*

*	Certain confidential portions of this exhibit were omitted and provided separately to the Securities and Exchange Commission pursuant to a request for confidential treatment. In the event that the Commission should deny such request in whole or in part, such exhibits or the relevant portions thereof shall be filed by further amendment to the Current Report on Form 8-K filed on January 12, 2007.